ALPINE HIGH YIELD MANAGED DURATION MUNICIPAL FUND

A SERIES OF ALPINE INCOME TRUST (the “Trust”)

SUPPLEMENT DATED JULY 19, 2013
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 30, 2013

Effective July 19, 2013, the following language replaces the section of the Prospectus titled “Sales Charge – Class A”:

Sales Charge - Class A

You pay the offering price (the net asset value per share plus any initial sales charge) when you buy Class A shares unless you qualify for waiver as described below.  You pay a lower sales charge as the size of your investment increases.  You do not pay a sales charge when you reinvest dividends or capital gain distributions paid by a Fund.  A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession.  The current sales charge rates and concessions paid are shown in the table below.

Amount Invested	% of Offering Price	% of Net Amount Invested	Dealer Concession
Less than $100,000	2.50%	2.56%	2.00%
$100,000 but less than $250,000	2.00%	2.04%	1.50%
$250,000 but less than $2,500,000	None*	None*	0.75%*
$2,500,000 and over	None*	None*	0.50%*

*
A contingent deferred sales charge of 0.75% will be applied if shares are redeemed within 12 months of purchasing Class A shares as part of an investment greater than $250,000 if no front-end sales charge was paid at the time of purchase and a concession was paid to the financial intermediary or dealer.

Additionally, the sales charge for Class A may be waived for the following reasons:

•	Employees of the Adviser or its affiliates and their immediate family, for purchases directly through the Fund or its distributor

•	Current and former Trustees of funds advised by the Adviser, for purchases directly through the Fund or its distributor

•	The Adviser or its affiliates, for purchases directly through the Fund or its distributor

•
An agent or broker of a dealer that has entered into a selling agreement with the Fund’s distributor for the agent or broker’s own account or an account of a relative of any such person, or an account for the benefit of any such person

•	Investors in employee retirement, stock, bonus, pension or profit sharing plans

•	Investment advisory clients of the Adviser or its affiliates

•	Registered Investment Advisers and clients of certain advisory programs

•	Broker/Dealers and Registered Investment Advisers with clients participating in comprehensive fee programs

•
Financial intermediaries that have entered into contractual agreements with the Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers

•	Shares acquired when dividends or capital gains are reinvested in the Fund

•	Shares offered to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise

•	Purchases by shareholders of the Fund investing through self-directed brokerage service platforms

These waivers may be discontinued at any time without notice.

Effective July 19, 2013, the following language replaces the section of the Statement of Additional Information titled “Purchasing Shares”:

Purchasing Shares

As described under “How to Buy Shares” in the Prospectus, Investor Class shares of the Municipal Money Market Fund and Institutional Class shares of the Ultra Short Fund and High Yield Municipal Fund are offered for sale, without a sales charge, at the net asset value per share next computed after receipt of a purchase order by the Distributor of the Funds’ shares.

Class A (Ultra Short Fund and High Yield Municipal Fund)

As of the fiscal years ended October 31, 2012, 2011 and 2010 the Distributor of the Funds received the following sales charges from investors on sales of Class A shares:

Class A	Gross Sales Charges Collected	Underwriting Commissions retained by Distributor	Gross Sales Charges Collected	Underwriting Commissions retained by Distributor	Gross Sales Charges Collected	Underwriting Commissions retained by Distributor
	2012		2011		2010
Ultra Short Fund	$0	$0	$0	$0	$0	$0
High Yield Municipal Fund(1)	N/A	N/A	N/A	N/A	N/A	N/A

(1)	No information is presented for the High Yield Municipal Fund as it is newly organized.

Sales Charge Reduction or Waiver

Certain investors of the Ultra Short Fund and High Yield Municipal Fund may be eligible to combine multiple purchases of Class A shares to eliminate the sales charge. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares in an amount of $250,000 or more or $100,000 or more for Ultra Short Fund and High Yield Municipal Fund, respectively, you must inform your financial intermediary if you are eligible for a right of accumulation or a letter of intent. Failure to notify your financial intermediary may result in not receiving the sales charge reduction or elimination to which you are otherwise entitled. Certain records, such as account statements, may be necessary in order to verify your eligibility to eliminate the sales charge. If you hold Fund shares in accounts at two or more financial intermediaries, please contact your financial intermediaries to determine which shares may be combined. For more information, please contact your financial intermediary.

Additionally, the sales charge may be waived for the following persons or reasons:

•	Employees of the Adviser or its affiliates and their immediate family, for purchases directly through the Fund or its distributor

•	Current and former Trustees of funds advised by the Adviser, for purchases directly through the Fund or its distributor

•	The Adviser or its affiliates, for purchases directly through the Fund or its distributor

•
An agent or broker of a dealer that has entered into a selling agreement with the Funds’ distributor for the agent or broker’s own account or an account of a relative of any such person, or an account for the benefit of any such person

•	Investors in employee retirement, stock, bonus, pension or profit sharing plans

•	Investment advisory clients of the Adviser or its affiliates

•	Registered Investment Advisers and clients of certain investment advisory programs

•	Broker/Dealers and Registered Investment Advisers with clients participating in comprehensive fee programs

•
Financial intermediaries that have entered into contractual agreements with the Funds’ distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers

•	Shares acquired when dividends or capital gains are reinvested in the Funds

•	Shares offered to any other investment company to effect the combination of such company with the Funds by merger, acquisition of assets or otherwise

•	Purchases by shareholders of the Funds investing through self-directed brokerage platforms

These waivers may be discontinued at any time without notice.

Fund shares are not currently available for sale in all jurisdictions.  Please contact your financial intermediary for more information.

Please retain this Supplement for future reference.